Preliminary Financial Impacts to Emerson

Chloride

Motors and Appliance Controls

Operating results reclassified to discontinued operations ($0.05) per share in
2010; similar impact in 2011

Anticipated gain on sale of $0.18 to $0.20 per share will also be recorded in discontinued operations in 2010

LANDesk

Reported as discontinued operations since acquisition of Avocent Dec. 2009

2010 impact of ($0.01) to ($0.03) recorded as discontinued operations throughout the year

Cash From Divestitures

12

2010

2011

One-Time Charges

(Inventory/Backlog/Deferred Revenue/Deal Cost)

$(0.04) to $(0.05)

$(0.03) to $(0.04)

Operational

~$0.00

$(0.03)

Pre-Tax Proceeds

  $850M

After-Tax Proceeds

~$800M